POWER OF ATTORNEY


     By signing below, each of the undersigned officers and/or directors of Unocal Corporation, a Delaware corporation, hereby constitutes and appoints Timothy H. Ling, Joe D. Cecil and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement on Form S-8 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of December 8, 1999.

            SIGNATURE                          TITLE


    /S/ Roger C. Beach
    _________________________        Chairman of the Board of
         Roger C. Beach                    Directors and
                                      Chief Executive Officer

    /S/ Timothy H. Ling
    _________________________         Chief Financial Officer
         Timothy H. Ling


    _________________________           Vice President and
          Joe D. Cecil                      Comptroller
                                       (Principal Accounting
                                             Officer)

   /S/ John W. Amerman
    _________________________                Director
         John W. Amerman


    /S/ John W. Creighton, Jr.
    _________________________                Director
     John W. Creighton, Jr.


    /S/ Frank C. Herringer
    _________________________                Director
       Frank C. Herringer

        SIGNATURE                            TITLE

    /S/ John F. Imle, Jr.
    _________________________                Director
        John F. Imle, Jr.


    /S/ Marina v.N. Whitman
    _________________________                Director
       Marina v.N. Whitman


    /S/ Kevin W. Sharer
    _________________________                Director
         Kevin W. Sharer



    _________________________                Director
       James W. Crownover


    /S/ Donald B. Rice
    _________________________                Director
         Donald B. Rice


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